UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 12, 2017

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.             Material Modification to Rights of Security Holders.

On September 12, 2017, TCF Financial Corporation, a Delaware corporation (the “Company”), filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the voting rights, powers, preferences and privileges, and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of its Series C Non-Cumulative Perpetual Preferred Stock (the “Preferred Stock”).

Under the terms of the Preferred Stock, the ability of the Company to pay dividends on, make distributions with respect to or to repurchase, redeem or acquire its common stock or any preferred stock ranking on parity with or junior to the Preferred Stock, is subject to restrictions in the event that the Company does not declare and either pay or set aside a sufficient amount for payment of dividends on the Preferred Stock for the then-current dividend period.

The terms of the Preferred Stock are more fully described in the Certificate of Designations which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Certificate of Designations, which became effective upon filing with the Secretary of State of the State of Delaware amends the Company’s Amended and Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of the Preferred Stock. The terms of the Preferred Stock are more fully described in the Certificate of Designations which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.             Other Events.

On September 14, 2017, the Company issued 7,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (File No. 333-220374) which was automatically effective on September 7, 2017 (the “Registration Statement”).

The offering was made pursuant to the prospectus supplement dated September 7, 2017 and the accompanying prospectus dated September 7, 2017, filed with the Securities and Exchange Commission as part of the Registration Statement. The following documents are being filed with this Current Report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement dated September 7, 2017 by and between the Company and Morgan Stanley & Co. LLC and UBS Securities LLC, as managers of the several underwriters named therein attached as Exhibit 1.1; (ii) Certificate of Designations of the Company dated September 12, 2017 attached as Exhibit 3.1; (iii) form of stock certificate representing the Preferred Stock attached as Exhibit 4.1; (iv) Deposit Agreement dated September 14, 2017 among the Company, Computershare Trust Company, N.A. and Computershare Inc. and the holders from time to time of the Depositary Receipts described therein attached as Exhibit 4.2; (v) form of Depositary Receipt attached as Exhibit 4.3; and (vi) an opinion with respect to the Depositary Shares and the Preferred Stock attached as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated September 7, 2017 by and between TCF Financial Corporation and Morgan Stanley & Co. LLC and UBS Securities, as representatives of the underwriters named therein.
3.1	Certificate of Designations of TCF Financial Corporation with respect to the Series C Non-Cumulative Perpetual Preferred Stock dated September 12, 2017.
4.1	Form of Stock Certificate representing the Series C Non-Cumulative Perpetual Preferred Stock.
4.2

Deposit Agreement dated September 14, 2017 by and among TCF Financial Corporation, Computershare Trust Company, N.A. and Computershare Inc. and the holders from time to time of the Depositary Receipts described therein.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).
5.1	Opinion of Faegre Baker Daniels LLP.
23.1	Consent of Faegre Baker Daniels LLP (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Craig R. Dahl
Craig R. Dahl, Chairman, President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian W. Maass
Brian W. Maass, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Susan D. Bode
Susan D. Bode, Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated: September 14, 2017

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